Exhibit 10.31

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 1, 2017 (this “Agreement”), is entered into by and between PACIFIC ETHANOL PEKIN, LLC, a limited liability company organized and existing under the laws of Delaware (“Company”), 1ST FARM CREDIT SERVICES, PCA, a federally-chartered instrumentality of the United States (“Lender”), and COBANK, ACB, a federally-chartered instrumentality of the United States (“CoBank” or “Agent”). Capitalized terms not defined herein shall have the meanings set forth in the Existing Credit Agreement.

BACKGROUND:

WHEREAS, the Company, Lender and CoBank have entered into that certain Credit Agreement dated as of December 15, 2016 (as the same may from time to time be amended, restated, modified or otherwise supplemented, collectively the “Existing Credit Agreement”), and the other Loan Documents;

WHEREAS, at the time the Credit Agreement was entered into, the Company was a corporation organized and existing under the laws of Delaware and its legal name was “Pacific Ethanol Pekin, Inc.”;

WHEREAS, on January 31, 2017, the Company converted to a limited liability company organized and existing under the laws of Delaware and its legal name was changed to “Pacific Ethanol Pekin, LLC”;

WHEREAS, the Company has requested that certain of the deadlines set forth under Section 6.12 of the Existing Credit Agreement be extended;

WHEREAS, the Company has requested that, as of the Effective Date, the Existing Credit Agreement be amended as herein provided; and

WHEREAS, CoBank is willing, subject to the terms and conditions hereinafter set forth, to make such amendments;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

ARTICLE 1         Definitions.

1.1           Certain Definitions. The following terms when used in the Agreement shall have the following meanings:

“Agreement” is defined in the preamble to this Agreement.

“CoBank” is defined in the preamble to this Agreement.

“Company” is defined in the preamble to this Agreement.

“Effective Date” is defined in Article 4.

“Entity Conversion” means, collectively, the Company’s (a) conversion from a Delaware corporation to a Delaware limited liability company and (b) change in name from “Pacific Ethanol Pekin, Inc.” to “Pacific Ethanol Pekin, LLC”.

“Existing Credit Agreement” is defined in the first recital to this Agreement.

1.2           Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.

ARTICLE 2         Amendments.

Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is amended as follows:

2.1           Company Conversion. The Credit Agreement is hereby amended to reflect that effective as of January 31, 2017, (a) the Company is a limited liability company organized and existing under the laws of Delaware and (b) the Company’s legal name is “Pacific Ethanol Pekin, LLC”.

2.2           Amendment to Section 6.12 of the Existing Credit Agreement. Section 6.12 of the Existing Credit Agreement is hereby amended by deleting Section 6.12 in its entirety and substituting the following Section 6.12 in its place:

“6.12       Additional Items. The Company shall provide Agent with each of the following (which, in the case of instruments and documents, must (unless otherwise stated below) be originals, duly executed, and in form and substance satisfactory to Agent), on or before the date indicated:

(a)          The Title Policy, on or before March 1, 2017;

(b)          An executed collateral assignment, subordination agreement or other similar agreement from the Persons party to any agreement with the Company set forth on the attached Schedule 6.12(b), on or before April 1, 2017;

(c)          A control agreement in respect of each Brokerage Account maintained by the Company, in each case properly executed on behalf of each of the parties thereto, on or before March 1, 2017;

(d)          Survey and subdivision of any portion of the Real Property Collateral requested by Agent or Lender for the purpose of Lender releasing its Lien for any such portion of the Real Estate Collateral as Lender may desire, at any time at the request of Agent or Lender; and

(e)          Payment of all fees and expenses of Agent and the Lending Parties, if any, as required by this Agreement or any other Loan Document, on or before April 1, 2017.”

ARTICLE 3         Representations and Warranties.

In order to induce CoBank to make the amendments provided for in Article 2, the Company hereby (a) represents and warrants that (i) each of the representations and warranties of the Company contained in the Existing Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date, (B) shall be true and correct in all respects to the extent they are qualified by a materiality standard and (C) shall be true and correct in all respects to the extent they are qualified by the amendments provided for in Section 2.1 hereof and (ii) no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, the Company hereby (x) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains unconditionally liable to CoBank in accordance with the respective terms, covenants and conditions set forth in the Loan Documents, and all Collateral in favor of CoBank continues unimpaired and in full force and effect, and (y) waives all defense, claims, counterclaims, rights of recoupment or set-off against any of its obligations.

ARTICLE 4         Conditions to Effectiveness.

This Agreement shall become effective on such date (the “Effective Date”) when the following conditions have been satisfied:

4.1          Representations and Warranties. The representations and warranties made by the Company pursuant to Article 3 as of the Effective Date shall be true and correct.

4.2          Other Requests. CoBank shall have received such other certificates, instruments, documents, agreements, information and reports as may be requested by CoBank, in form and substance satisfactory to CoBank, including, but not limited to, the following on or before the dates indicated:

(a)          Fully-executed and filed (as applicable) copies of all documents relating to the Entity Conversion, on or before April 1, 2017;

(b)          All amendments to the Loan Documents requested by Agent in connection with the Entity Conversion, on or before April 1, 2017;

(c)          A Secretary’s Certificate with attached organizational documents, good standing certificates, resolutions and incumbency certificate, on or before April 1, 2017;

(d)          Any endorsements to the Title Policy requested by Agent as a result of the Entity Conversion, on or before April 1, 2017;

(e)          A non-refundable consent fee equal to Three Thousand Five Hundred Dollars ($3,500) in connection with the Entity Conversion, on or before April 1, 2017; and

(f)          All fees and expenses incurred by Agent in connection with the Entity Conversion, including any amendments, modifications, UCC filings, title policy endorsements and real estate recording costs, on or before April 1, 2017.

The items set forth in this Section 4.2(a)-(f) supplement and replace the requirements set forth in that certain Written Consent dated January 30, 2017 executed by Agent in favor of the Company.

ARTICLE 5         Miscellaneous.

5.1          Loan Document Pursuant to Existing Credit Agreement. This Agreement is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended an otherwise unmodified and in full force and effect.

5.2          Limitation of Amendments. The amendments set forth in Article 2 shall be limited precisely as provide for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Company which would require the consent of CoBank under the Existing Credit Agreement or any other Loan Document.

5.3          Incorporation of Existing Credit Agreement Provisions. The provisions of Article 11 of the Existing Credit Agreement shall apply to this Agreement, mutatis mutandis.

[Signature Pages Follow]

[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

COMPANY:

PACIFIC ETHANOL PEKIN, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

lender:

1ST FARM CREDIT SERVICES, PCA

By:	/s/ Dale A. Richardson
Name:	Dale A. Richardson
Title:	Vice President, Capital Markets Group

[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

COBANK, ACB

By:	/s/ Tom D. Houser
Name:	Tom D. Houser
Title:	Vice President